Arthur J. Gallagher & Co.

January 2005

Safe Harbor Statement Under the

Private Securities Litigation Reform Act of 1995

The presentation relating to this material may contain forward-looking statements. Forward-looking statements made by or on behalf of Gallagher are subject to risks and uncertainties, including but not limited to the following: Gallagher’s commission revenues are highly dependent on premiums charged by insurers, which are subject to fluctuation; lower interest rates reduce Gallagher’s income earned on invested funds; the alternative insurance market continues to grow which could unfavorably impact commission and favorably impact fee revenue, though not necessarily to the same extent; Gallagher’s revenues vary significantly from period to period as a result of the timing of policy inception dates and the net effect of new and lost business production; the insurance brokerage industry is subject to a great deal of uncertainty due to investigations into its business practices by various governmental authorities and related private litigation; the general level of economic activity can have a substantial impact on Gallagher’s renewal business; Gallagher’s operating results, returns on investments and financial position may be adversely impacted by exposure to various market risks such as interest rate, equity pricing, foreign exchange rates and the competitive environment or the outcome of litigation concerning Gallagher’s Syn/Coal production; Gallagher’s revenues and net earnings may be subject to reduction due to the elimination of contingent commission arrangements in 2005 and related developments in the insurance industry; and Gallagher’s effective income tax rate may be subject to increase as a result of changes in income tax laws or unfavorable interpretations of such laws or developments resulting in the loss or unavailability of Syn/Coal credits. Gallagher’s ability to grow has been enhanced through acquisitions, which may or may not be available on acceptable terms in the future and which, if consummated, may or may not be advantageous to Gallagher. Accordingly, actual results may differ materially from those set forth in the forward-looking statements.

Non-GAAP Financial Measures

Regulation G Disclosure

This presentation includes certain non-GAAP financial measures as defined under rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). As required by SEC rules, we have provided reconciliations of those measures to the most directly comparable GAAP measures, which are available on our investor relations web-site at www.ajg.com.

Arthur J. Gallagher & Co.

World’s fourth-largest insurance brokerage and risk management services firm Public since 1984 Market capitalization of $3.0 billion Shares outstanding of 92.1 million

Dividend yield of 3.5%* (indicated as of Jan ‘05)

52-week range – $25.42—$34.25 Traded NYSE as “AJG”

As of 12/31/04, unless otherwise indicated

* Yield given 1/19/05 Board of Directors’ declaration of a $.28 per share first quarter 2005 dividend.

Arthur J. Gallagher & Co

Performance vs. S&P

350% 300% 250% 200% 150% 100% 50% 0%

Dec-99 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04

Arthur J Gallagher & Co [AJG] S&P 500 (SPX)

Arthur J. Gallagher & Co.

Summary: Why Invest?

$1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0

2000 Gross Revenues 2004 $300 $250 $200 $150 $100 $50 $0

21% CAGR

34% CAGR

19% CAGR

2000 Cash Flow from Ops 2004 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00

1985 Dividends 2005 $1.12*

2004 cash flow from operations of $277 M

5-year average ROE of 30% is highest in peer group Dividend yield of 3.5% indicated in 2005*

Arthur J. Gallagher & Co.

A Real Growth Story

1984 IPO (Restated for stock splits) December 31, 2004

Stock Price

Market Cap

Tangible Net Worth

Annual Dividend/Share

$1.72

$57 M

$23 M$32.50

$.03$3.0 B

$387 M

$1.12* (indicated)

Including Dividend Reinvestment, Compound Annual Growth Rate of 19%

* On January 19, 2005, Gallagher’s Board of Directors declared a $.28 per share first quarter 2005 dividend.

Arthur J. Gallagher & Co.

2004 Achievements

Record revenues of $1.5B and net earnings of $189

Total Brokerage and Risk Management revenues increased 11%

Total Brokerage and Risk Management pretax earnings increased 14%

Completed record 19 acquisitions

Record dividend increase of 39%

Arthur J. Gallagher & Co.

2004 Achievements

Returned $141M in cash to stockholders

$56M of share repurchases or 1.8M shares

$85M of paid dividends

Increased GAAP Book Value to $761M

Maintained tangible net worth at nearly $400M

Navigated synfuel tax credit waters

Arthur J. Gallagher & Co.

Long-term Goals

$2.0 - $2.3 billion in revenues within five years

15% year-over-year earnings growth

30%+ annual return on Average Stockholders’ Equity

Arthur J. Gallagher & Co.

Culture Driven Success

Sales and marketing driven

Team-oriented and committed to growth

Open

“Small company” feel

Client-focused

Competitive

No “C” players

Niche advantaged

Arthur J. Gallagher & Co.

Three Distinct Segments

2004

Gross Revenues

Brokerage 67%

Financial Services 7%

Risk Management 27%

Pretax Earnings

Brokerage 81%

Financial Services (8%)

Risk Management 26%

Gross revenues exclude FIN 46 impact and investment gains

Pretax earnings excludes investment gains (no FIN 46 impact on earnings)

Brokerage Segment

Gallagher’s largest business segment

Acts as intermediary – no underwriting risk

Niche driven Alternative market leaders

Brokerage Segment

Contingent Commissions

Effective 1/1/05, not entering into new volume/profit-based contingent agreements as retail broker

$39.5M total contingent commissions through 12/31/04; $33.8M are retail volume/profit-based

Received subpoenas and other requests for information from state attorneys general and state regulatory authorities

Gallagher cooperating fully

Initiated internal review with outside counsel which found no evidence of price fixing, bid rigging or improper tying arrangements

Brokerage Segment

A Strategic Consolidator

Geographic diversity; enhance or expand capabilities

Approximately 138 acquisitions in this segment from 1986 through 2004

The rules: financial health, similar culture

Gallagher is merger partner of choice

Brokerage Segment

Growth & Profits

1000 900 800 700 600 500 400 300 200 100

00 01 02 03 04 $458M $968M

20% CAGR

Gross Revenues

200 150 100 50 0

00 01 02 03 04 $92M $185M

20% CAGR

Pretax Earnings

2004 pretax margins of 19%

2004 growth in diluted net EPS of 11%

Note: Amounts as originally reported

Brokerage Segment

Three Primary Operations

Retail Brokerage 60% (Jim Gault)

Employee Benefits 16% (Jim Durkin)

Specialty Marketing & International 24% (Dave McGurn)

As of 12/31/04

Retail Brokerage Offices

Retail Brokerage

Niches

Agribusiness Aviation Captives Construction Energy

Global Risk Management Healthcare Higher Education Management Liability Marine Mergers & Acquisitions Personal Insurance

Public Entity Real Estate

General Commercial Habitational Hospitality Shopping Centers

Religious/Nonprofit Restaurant Scholastic K-12 Transportation Worldwide Risk Services Wrap ups

Retail Brokerage

High Growth & Profit Potential

Niches – number and size Acquisitions and hiring Alternative market

Captives Rent-a-captives Deductible plans Self-insurance

Specialty Marketing & International

Offices, Joint Ventures & Alliances

Specialty Marketing & International

Capabilities

Wholesale Brokerage International P&C Brokerage Programs/Program Administration

Reinsurance Brokerage Captives/Rent-a-Captives CoverageFirst.com

Employee Benefits Offices

Employee Benefits

Capabilities

Employee Benefits Brokerage/Consulting Healthcare Data Analysis/Benchmarking Compliance Consulting Merger & Acquisition Analysis Actuarial Services

Executive Benefits/ Financial Planning Human Resource Services Retirement Plan Services

Employer Administrative Services Business Continuation Compensation Program Design/Analysis

Employee Benefits

High Growth & Profit Potential

Niche marketing

Cross-selling opportunities with Retail Brokerage Merger and acquisition opportunities Assisting clients/prospects with four top priorities

Controlling health and welfare costs Providing better retirement tools/information Benefits communication and administration Compliance with federal and state regulations

Risk Management Segment

Two Primary Operations

Property/Casualty Claims Management “Gallagher Bassett” 93% (Rich McKenna)

Medical Claims Management 7% (Jim Durkin)

Fee revenues are primarily generated based on number of claims.

As of 12/31/04

Risk Management Segment

Growth & Profits

400 350

300 250 200 150 100 50 0

1999 2004

15% CAGR

Gross Revenues $373M

70 60 50 40 30 20 10 0

1999 2004

22% CAGR

Pretax Earnings $60M

2004 pretax margin of 16%

2004 growth in diluted net EPS of 46%

Note: Amounts as originally reported

Gallagher Bassett Offices

Risk Management Segment

Capabilities

Real-time Claims Reporting Recoveries (subrogation, salvage, etc.) Appraisal Services Litigation Management Information Management

Managed Care Services Loss Control Services Safety Programs Settlement Management Education and Training

Risk Management Segment

High Growth & Profit Potential

Fortune 1000 companies

Outsourcing of insurance co. claims departments Captives Program business Expanding global capabilities Enhancements in systems/processes related to:

Electronic data storage Security Claims regulatory changes

Access to information via the Internet Employer communication/plan administration

Financial Services Segment $888 Million of Cash & Investments*

Investments Allocated to Financial Services Segment

($175 M)

Cash Allocated to Brokerage Segment

($561 M)

Cash Allocated to Risk Management Segment

($152 M)

* As of December 31, 2004 – Cash & investments net of related investment borrowings

Financial Services Segment

Net Assets Under Management and Financial Guarantees $400 $350 $300 $250 $200 $150 $362 $191

2002 2004 $70 $60 $50 $40 $30 $20 $10 $0

Net Asset Classes 12/31/04

Tax Adv. Asset Real Other Mgmt. Estate

Low Income Housing $16M Alternative Energy $60M Asset Alliance $48M Real Estate, incl HO $24M Bermuda Insurance $27M VC, Airplanes & Other $16M

$ In millions

Financial Services Segment

Refocused Investing

Tax advantaged – maximize through 2007 Asset management – monetize Real estate – optimize cash flows Venture capital – substantially exited in 2003

Arthur J. Gallagher & Co.

Why Invest?

Arthur J. Gallagher & Co.

Revenue Growth

21% CAGR

Gross Revenues As Originally Reported ($M) $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $741 $910 $1,101 $1,304 $1,522

2000 2001 2002 2003

2004

Arthur J. Gallagher & Co.

Profitable Growth

19% CAGR

Pretax Earnings As Originally Reported ($M) $260 $240 $220 $200 $180 $160 $140 $120 $100 $125 $142 $186 $193 $236

2000 2001 2002 2003 2004

Arthur J. Gallagher & Co.

Rising Productivity

11% CAGR

Revenue Per Employee As Reported $200 $190 $180 $170 $160 $150 $140 $130 $120 $137,000 $140,000 $155,000 $181,000 $185,000

2000 2001 2002 2003 2004

Arthur J. Gallagher & Co.

Increasing Shareholder Value

Diluted Net EPS As Originally Reported – Post Split 1/18/01 $2.20 $2.00

18% CAGR

$1.80 $1.60

$1.40 $1.20

$1.00 $0.80 $1.05 $1.39 $1.41 $1.57 $1.99

2000 2001 2002 2003 2004

Arthur J. Gallagher & Co.

Earnings Before Investment Gains (Losses), Depreciation, Amortization and Stock Compensation Expense

26% CAGR

(In millions) $300 $250 $200 $150 $100 $50 $91 $129 $170 $203 $237

2000 2001 2002 2003 2004

Arthur J. Gallagher & Co.

Since 1990, $1.4 Billion Cash Flow from Ops

Dividends Paid

($422 M)

Reinvested in

Operations

($546 M)

Shares Repurchased

($442 M)

Built a balance sheet with $4.20 in tangible net worth per share and no operating debt.

As of 12/31/04

Arthur J. Gallagher & Co.

Summary: Why Invest?

$1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0

21% CAGR

2000 Gross Revenues 2004 $300 $250 $200 $150 $100 $50 $0

34% CAGR

19% CAGR

2000 Cash Flow from Ops 2004 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00

1985 Dividends 2005 $1.12*

2004 cash flow from operations of $277 M

5-year average ROE of 30% is highest in peer group Dividend yield of 3.5% indicated in 2005*

Culture Driven Success

The Gallagher Way

Shared values at Gallagher are the rock foundation of the Company and our Culture. What is a Shared Value? These are the concepts that the vast majority of movers and shakers in the Company passionately adhere to. What are some of Gallagher’s Shared Values?

1. We are a Sales and Marketing Company dedicated to providing excellence in Risk Management Services to our clients.

2. We support one another. We believe in one another. We acknowledge and respect the ability of one another.

3. We push for professional excellence.

4. We can all improve and learn from one another.

5. There are no second class citizens -everyone is important and everybody’s job is important.

6. We’re an open society.

7. Empathy for the other person is not a weakness.

8. Suspicion breeds more suspicion. To trust and be trusted is vital.

9. Leaders need followers. How leaders treat followers has a direct impact on the effectiveness of the leader.

10. Interpersonal business relationships should be built. 11. We all need one another. We are all cogs in a wheel. 12. No department or person is an island.

13. Professional courtesy is expected.

14. Never ask someone to do something you wouldn’t do yourself.

15. I consider myself support for our Sales & Marketing. We can’t make things happen without each other.

We are a team.

16. Loyalty and respect are earned -not dictated.

17. Fear is a turn-off.

18. People skills are very important at Gallagher. 20. We run to problems -not away from them.

21. We adhere to the highest standards or moral and ethical behavior.

22. People work harder and are more effective when they’re turned on -not turned off. 23. We are a warm, close Company. This is a strength -not a weakness.

24. We must continue building a professional Company -together -as a team.

25. Shared values can be altered with circumstances -but carefully and with tact and consideration for one another’s needs.

When accepted Shared Values are changed or challenged, the emotional impact and negative feelings can damage the Company.

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